UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

CORUS BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On October 30, 2008, Michael Stein, Executive Vice President of Commercial Lending, gave notice of his resignation from Corus Bankshares, Inc. (the “Company”), effective as of October 31, 2008.

The Company issued a press release announcing the event. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC. (Registrant)

November 3, 2008	By:	/s/ Michael E. Dulberg
Michael E. Dulberg Executive Vice President and Chief Financial Officer (Principal Financial and duly authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 30, 2008